                                                                      Exhibit 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Premier National Bancorp, Inc., a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints T. Jefferson Cunningham III, John C. VanWormer, Paul A. Maisch, Steven
L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission a Post-Effective Amendment No. 2 on Form S-8 to a Registration Statement on Form S-4, Registration No. 33-79844, and any and all further Post-Effective Amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.80 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereto.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  December 7, 2000



                                                     /s/ Elizabeth P. Allen
                                                     ----------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Premier National Bancorp, Inc., a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints T. Jefferson Cunningham III, John C. VanWormer, Paul A. Maisch, Steven
L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission a Post-Effective Amendment No. 2 on Form S-8 to a Registration Statement on Form S-4, Registration No. 33-79844, and any and all further Post-Effective Amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.80 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereto.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  December 7, 2000



                                                     /s/ Thomas C. Aposporos
                                                     -----------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Premier National Bancorp, Inc., a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints T. Jefferson Cunningham III, John C. VanWormer, Paul A. Maisch, Steven
L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission a Post-Effective Amendment No. 2 on Form S-8 to a Registration Statement on Form S-4, Registration No. 33-79844, and any and all further Post-Effective Amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.80 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereto.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  December 7, 2000

                                                       /s/ Roger W. Smith
                                                       ------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Premier National Bancorp, Inc., a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints T. Jefferson Cunningham III, John C. VanWormer, Paul A. Maisch, Steven
L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission a Post-Effective Amendment No. 2 on Form S-8 to a Registration Statement on Form S-4, Registration No. 33-79844, and any and all further Post-Effective Amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.80 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereto.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  December 7, 2000



                                                     /s/ Peter Van Kleeck
                                                     --------------------